EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In  connection  with  the  Quarterly  Report  on Form 10-Q for the period ending
September 30, 2002 as filed with the Securities and Exchange Commission by Continental Southern Resources, Inc. (the "Company") on the date hereof (the "Report"), I, Stephen P. Harrington, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted
pursuant  to   906  of  the  Sarbanes-Oxley  Act  of  2002,  that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                  /s/  Stephen  P.  Harrington
                                  ----------------------------
                                  Stephen  P.  Harrington
                                               Chief  Executive  Officer  anD
                                  Chief  Financial  Officer
November  19,  2002


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